DAKOTA ACTIVE EQUITY ETF

Ticker Symbol: DAK

Listed on The Nasdaq Stock Market LLC

Prospectus

September 30, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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DAKOTA ACTIVE EQUITY ETF
Fund Summary
INVESTMENT OBJECTIVE
The Dakota Active Equity ETF (the “Fund”) seeks to achieve capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	0.43%
1 “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in other investment companies.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$44	$138	$241	$542
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period July 29, 2025 (commencement of operations) through May 31, 2026, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing directly or indirectly through other ETFs (each, an “Underlying ETF”) in a portfolio of U.S. equity securities, selected by Dakota Wealth, LLC (the “Sub-Adviser”), the Fund’s sub-adviser. The Fund may invest in an unlimited number of Underlying ETFs.
The Fund may invest in U.S. and foreign securities, including common stocks, depositary receipts, and real estate investment trusts that have a market capitalization of greater than $5 billion. The Fund’s foreign security exposure will be obtained through investments in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) or through Underlying ETFs that have exposure to ADRs and GDRs.
The Fund systematically adjusts its holdings using two proprietary strategies developed and run independently by the Sub-Adviser.
In selecting securities for the Fund’s direct equity exposure, the Sub-Adviser generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals combined with a positive industry outlook. The Sub-Adviser implements an investment process that integrates a top-down (review of general economic conditions) and bottom-up (review of company-specific factors) approach, based on the Sub-Adviser’s evaluation of conditions across economic, market, and industry sectors, and fundamental analysis of an issuer’s financial statements and business model. Company-specific factors that are considered may include, but are not limited to, analysis of an issuer’s earnings, sales growth, cash flows, competitive position, and management ability. Investment decisions are informed by the Sub-Adviser’s proprietary research and monthly risk evaluations to refine portfolio exposures.

The Sub-Adviser leverages a proprietary model to rank securities in the investable universe on a scale of 1 to 100 based on the analyses described above. In order for a security to be eligible for inclusion in the portfolio, it must score in the top 33% of the ranking. The Sub-Adviser pairs the bottom-up scoring with its top-down views to identify the best sectors for investment.
The Sub-Adviser generally will weight individual securities according to a security’s volatility. Securities with a higher volatility will have a smaller weight within the portfolio and securities with lower volatility will have a greater weight in the portfolio.
Additionally, the Fund employs a complementary active, tactical investment strategy whereby the Fund will invest in Underlying ETFs that provide exposure to specific sectors, industries, and broad market price volatility. The Sub-Adviser seeks to identify and exploit short-term dislocations, trends, and market inefficiencies by taking positions in Underlying ETFs that align with the Sub-Adviser’s market outlook. This strategy is highly dynamic, with portfolio allocations changing monthly based on the Sub-Adviser’s assessment of market conditions, economic data, geopolitical events, and technical indicators.
In selecting an Underlying ETF for the Fund’s portfolio, the Sub-Adviser considers factors such as liquidity, expense ratios, and tracking error (as applicable) of the Underlying ETFs. This strategy will be utilized opportunistically but will be in greater use during periods of market stress when the Sub-Adviser believes it is more prudent to reduce risks associated with direct equity exposure. The Sub-Adviser determines allocation between the Fund’s direct equity exposure and its indirect exposure through investment in Underlying ETFs based on a combination of bottom-up analysis determining the number of individual companies meeting the Sub-Adviser’s investability threshold and a top-down market analysis. The Fund may invest up to 100% of its portfolio in Underlying ETFs.
To implement this strategy, the Sub-Adviser integrates a top-down macro approach in which it conducts analysis of global economic trends, monetary policy, geopolitical developments, and broad market sentiment to form overarching market views. By utilizing this process, the Sub-Adviser seeks to identify potential tailwinds or headwinds for various segments of the market.
Based on its top-down macro analysis, the Sub-Adviser identifies sectors and industries that are anticipated to experience significant short-term price movements, either positively or negatively including emerging growth areas or vulnerable segments.
The Sub-Adviser primarily invests in Underlying ETFs that offer targeted exposure to the identified sectors or industries. The Sub-Adviser may utilize a variety of Underlying ETFs, including those tracking broad market indices, specific sectors, industries, or even more specialized market segments.
The Fund typically holds Underlying ETFs for short durations, ranging from one to several months, to seek to capture swift movements in market prices. The Sub-Adviser may engage in frequent buying and selling of Underlying ETF shares to realize gains or limit losses. This may result in a high portfolio turnover rate for this portion of the portfolio.
The Sub-Adviser employs various risk management techniques, including position sizing, diversification across different short-term opportunities, and the use of stop-loss orders to help mitigate potential losses. However, these techniques may not always be effective.
Under normal market conditions, the Fund may invest up to 5% of its portfolio in cash and cash equivalents, including U.S. Treasury bills.
The Fund is rebalanced on a monthly basis.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund considers equity securities to include common stock, depositary receipts, rights, warrants, preferred stocks, master limited partnerships, real estate investment trusts, and ETFs that, in turn, invest at least 80% of their assets in equity securities.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Equity Investing Risk. An investment in the Fund or an Underlying ETF involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an Underlying ETF has exposure.
Foreign Investment Risk. Returns on investments in foreign securities, or Underlying ETFs that invest in foreign securities, could be more volatile than, or trail the returns on U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipt Risk. ADRs and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund or an Underlying ETF could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected Underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s Underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
REITs Risk. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Sector Risk. To the extent the Fund or an Underlying ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund or an Underlying ETF may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund or an Underlying ETF could be negatively impacted by events affecting each of these sectors.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
Risk of U.S. Treasury Bills. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Operational and Model Risk . The Sub-Adviser uses a proprietary model in selecting investments for the Fund. Any imperfections, errors or limitations in the model may cause the resulting information to be incorrect and therefore any decisions made in reliance on such model could expose the Fund to potential risks. This model is constructed based on historical data supplied by third parties and, as a result, the success of relying on such model may depend heavily on the accuracy and reliability of the supplied historical data.
New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
High Portfolio Turnover Risk. The Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at https://dakotaetfs.com/ or by calling the Fund at (215) 330-4476.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Dakota Wealth, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Timothy Melly and Reiner Westby are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Timothy Melly and Reiner Westby have served as portfolio managers of the Fund since its inception in July 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders upon prior written notice to shareholders.
The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.
Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In those instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed income securities; repurchase agreements; commercial paper; cash equivalents; and exchange-traded investment vehicles that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.
Depositary Receipt Risk. The risks of investments in depositary receipts, including ADRs and GDRs, by the Fund or an Underlying ETF are substantially similar to Foreign Investment Risk. ADRs and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market and GDRs may be more volatile. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. In general, ADRs must be sponsored, but the Fund may invest in unsponsored ADRs. The Fund’s investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).
Equity Investing Risk. An investment in the Fund and Underlying ETFs involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund or an Underlying ETF.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Foreign Investment Risk. The Fund and Underlying ETFs may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities, or Underlying ETFs that hold foreign securities, could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), are subject to special risks, including the following:
• Foreign Securities Risk . Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s or the Underlying ETF’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund or an Underlying ETF does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares or an Underlying ETF’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in a Fund or an Underlying ETF more volatile and potentially less liquid than other types of investments.
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls” or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as a Fund or an Underlying ETF). Capital controls may impact the ability of a Fund or an Underlying ETF to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of a Fund or an Underlying ETF, and may cause a Fund or an Underlying ETF to decline in value.
• Political and Economic Risk . The Fund or an Underlying ETF that invests in foreign securities is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Fund’s or the Underlying ETF’s investments to experience gains or losses. A Fund or an Underlying ETF also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
•Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund or an Underlying ETF to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund’s or Underlying ETF’s assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund or Underlying ETF by causing it to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s or Underlying ETF’s assets to be uninvested for some period of time.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund or an Underlying ETF could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some of these companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies.
New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Operational and Model Risk . The Sub-Adviser uses a proprietary model in selecting investments for the Fund. Any imperfections, errors or limitations in the model may cause the resulting information to be incorrect and therefore any decisions made in reliance on such model could expose the Fund to potential risks. This model is constructed based on historical data supplied by third parties and, as a result, the success of relying on such model may depend heavily on the accuracy and reliability of the supplied historical data.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Mortgage REITs are exposed to risks associated with changes in interest rates, changes in credit spreads, and declines in real estate values. Debt investments are also subject to loss in value due to high or sustained inflation because the debt could be paid back in significantly depreciated currency. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected Underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s Underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund or an Underlying ETF invests.
Risk of U.S. Treasury Bills. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.
Sector Risk. To the extent the Fund or an Underlying ETF invests more heavily in one or more sectors of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors. In addition, the value of the Fund’s or an Underlying ETF’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors. An individual sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. One or more sectors may all react in the same way to economic, political or regulatory events. The Fund’s or an Underlying ETF’s performance could also be affected if the sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
High Portfolio Turnover Risk. The Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
FUND MANAGEMENT
Investment Adviser

Empowered Funds, LLC dba EA Advisers serves as the Fund’s investment adviser (the “Adviser”). The Adviser is located at 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073 and is wholly-owned by Alpha Architect, LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund, other exchange-traded funds, and Alpha Architect, LLC, its parent company. The Adviser was founded in October 2013.
The Adviser selects the Fund’s sub-adviser and oversees the sub-adviser’s management of the Fund. The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers the Fund’s investment programs pursuant to the terms of investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.40% (annual rate as a percentage of average daily net assets).
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.
The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned. The Adviser retains the authority, pursuant to the terms of the investment sub-advisory agreement, to exercise its right to control the overall management of the Fund’s assets.
Investment Sub-Adviser
The Adviser has retained Dakota Wealth, LLC (“Dakota”), doing business as Dakota Wealth Management an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Florida limited liability company with its principal office located at 11376 North Jog Road, Suite 101, Palm Beach Gardens, Florida 33418, and was founded in 2018. The Sub-Adviser offers investment management services to individual and institutional clients, as well as the Fund, and primarily allocates client assets among various ETFs, and individual debt and equity securities in accordance with their stated investment objectives. The Sub-Adviser has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, subject to the overall supervision and oversight of the Adviser and the Board.
The Sub-Adviser is not responsible for selecting brokers or placing the Fund’s trades. Rather, the Sub-Adviser provides trade recommendations to the Adviser and, in turn, the Adviser is responsible for selecting brokers and placing the Fund’s trades. It is anticipated that the Adviser will generally adhere to the Sub-Adviser’s recommendations.
For its services, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as follows: 0.20% (annual rate as a percentage of average daily net assets).
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, the Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.

APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENT
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund is available in the Fund’s Semi-Annual Report dated November 30, 2025.
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring, to the extent the Fund is relying on the Order. The Order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
To the extent the Fund relies on the Order, the Fund’s use of the Manager of Managers Structure is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board, set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
PORTFOLIO MANAGERS
Timothy Melly is a Senior Portfolio Manager at Dakota, where he focuses on developing and managing systematic investment strategies that leverage both traditional and alternative asset classes. He joined Dakota following its acquisition of Persimmon Capital Management LP (“Persimmon”) in July 2021. Previously, Mr. Melly served as Vice President of Research at Persimmon Capital Management since May 2014. In this role, he was responsible for all facets of the research process, including capital market research, mutual fund and manager research, and was a member of the firm's investment committee. He was also involved in portfolio design and risk management of the firm's asset management vehicles. Prior to joining Persimmon, Mr. Melly served as the Director of Research for an independent advisory firm serving high-net-worth individuals, where he developed risk-based portfolios and was responsible for manager due diligence. In 2005, he was employed with SEI Investments, supporting the private wealth management division. Before SEI, he served as a research analyst for Hirtle Callaghan and Associates. Mr. Melly is a graduate of Drexel University, where he received bachelor's degrees in Finance and Economics. He also holds the Chartered Financial Analyst® (CFA) designation.
Reiner Westby is a Research Analyst at Dakota. He joined Dakota in 2020 where he provides market-related data, conducts research, and delivers analysis to support the firm's Investment Committee decisions. His analytical process emphasizes patience and meticulous attention to detail, focusing on the nuanced aspects of financial data to inform actionable investment insights. Before joining Dakota, Mr. Westby worked as an Investment Strategy Analyst at Glenmede Trust Company, where he analyzed capital markets and economic trends. He also gained experience in real estate investing with Lexerd Capital, a private equity firm based in New Jersey. Mr. Westby holds a Bachelor of Science degree in Finance and Business Analytics from Drexel University.
The Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Fund, and compensation.
OTHER SERVICE PROVIDERS
PINE Distributors LLC (the “Distributor”) serves as the distributor of Creation Units (defined below) for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Fund.
U.S. Bank National Association is the custodian for the Fund.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with the Fund.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.
Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Trading Symbol
Dakota Active Equity ETF	DAK
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.
The Exchange, through the facilities of the Consolidated Tape Association or another market information provider, intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a

“distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
DISTRIBUTION AND SERVICE PLAN
The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Fund.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Fund at https://dakotaetfs.com/. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s annual and semi-annual reports to shareholders, financial information, holdings, and proxy information. The website shows the Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.
Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at https://dakotaetfs.com/. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate tax basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s tax basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal income tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it would have had it redeemed Creation Units in-kind.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal income tax withholding at a 30% or lower treaty rate and are subject to special U.S. federal income tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal income tax withholding is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. federal income tax withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal income tax withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal income tax backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of the Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in the Fund.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table below has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR , which is available upon request.

Period ended May 31, 2026(a)
PER SHARE DATA:

Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income (b)	0.19
Net realized and unrealized gain (loss) on investments (c)	4.42
Total from investment operations	4.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$29.45

TOTAL RETURN (d)	18.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$43,168
Ratio of expenses to average net assets (e)(f)	0.40%
Ratio of net investment income (loss) to average net assets (e)(f)	0.86%
Portfolio turnover rate (d)(g)	38%

(a)	Inception date of the Fund was July 29, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Ratios do not include the expenses of the underlying investment companies in which the Fund invests.
(g)	Portfolio turnover rate excludes in-kind transactions.

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund is in its annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated September 30, 2026, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
Recent information regarding the Fund covered by this Prospectus, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website listed below. To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	(215) 330-4476

Write:	3803 West Chester Pike, Suite 150
Newtown Square, PA 19073

Visit:	https://dakotaetfs.com/
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.